STATEMENT OF ADDITIONAL INFORMATION

January 28, 2007

As supplemented on June 18, 2007

THE OAKMARK FUNDS
No-Load Funds

Two North LaSalle Street
Chicago, Illinois 60602-3790
Telephone 1-800-OAKMARK (1-800-625-6275)
www.oakmark.com

This Statement of Additional Information relates to The Oakmark Fund (“Oakmark Fund”), The Oakmark Select Fund (“Select Fund”), The Oakmark Equity and Income Fund, (“Equity and Income Fund”), The Oakmark Global Fund (“Global Fund”), The Oakmark Global Select Fund (“Global Select Fund”), The Oakmark International Fund (“International Fund”) and The Oakmark International Small Cap Fund (“International Small Cap Fund”), each a series of Harris Associates Investment Trust (the “Trust”). This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds’ prospectus dated the same date as this Statement of Additional Information and any supplement thereto. You may obtain a prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above. The financial statements of each Fund for the most recent fiscal year may be found in the Funds’ annual report and are incorporated herein by reference.

Table of Contents

The Funds	2

Investment Restrictions	2

How the Funds Invest	4

Investment Adviser	13

Portfolio Managers	15

Codes of Ethics	17

Proxy Voting Policies and Procedures	17

Trustees and Officers	18

Principal Shareholders	25

Purchasing and Redeeming Shares	26

Additional Tax Information	29

Distributor	30

Portfolio Holdings Disclosure	31

Portfolio Transactions	31

Declaration of Trust	34

Custodian and Transfer Agent	34

Independent Registered Public Accounting Firm	35

Appendix A – Bond Ratings	A-1

Appendix B – Financial Statements	B-1

THE FUNDS

Oakmark Fund, Select Fund, Global Fund, Global Select Fund, International Fund and International Small Cap Fund seek long-term capital appreciation. Equity and Income Fund seeks income and preservation and growth of capital.

The Funds are series of the Trust, an open-end management investment company, and each Fund other than Select Fund and Global Select Fund is diversified. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated February 1, 1991 (the “Declaration of Trust”).

Each Fund’s shares are divided into two share classes: Class I Shares and Class II Shares. Class I Shares of each Fund are offered to members of the general public. As described more fully in the prospectus, Class II Shares of each Fund are offered to certain retirement and profit sharing plans. Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust’s board of trustees. All shares of a Fund of a given class have equal rights in the event of liquidation of that class. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

INVESTMENT RESTRICTIONS

In pursuing their respective investment objectives, no Fund will:

1.             [This restriction does not apply to Select Fund and Global Select Fund] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

2.             Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3.             Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

4.             [Funds other than Global Select Fund] Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund’s assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund’s total assets]; [Global Select Fund only] Borrow money except for temporary or emergency purposes in amounts not exceeding 33-1/3% of the value of the Fund’s assets at the time of borrowing, including the amount borrowed.

5.             [Funds other than Global Select Fund] Issue any senior security except in connection with permitted borrowings; [Global Select Fund only] Issue any senior security in contravention of the Investment Company Act of 1940;

6.             Underwrite the distribution of securities of other issuers; however the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

7.             Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements,(1) or (c) [Funds other than Oakmark Fund] lending its portfolio securities [the

(1)                                  A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

8.             Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9.             [Funds other than Global Select Fund] Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts; [Global Select Fund only] Purchase and sell physical commodities or commodity contracts;

10.           Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(2)

11.           Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

12.           Invest in companies for the purpose of management or the exercise of control;

13.           Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

14.           [Oakmark Fund, Select Fund and Equity and Income Fund only] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [Global Fund, International Fund and International Small Cap Fund only] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

15.           [Oakmark Fund, Select Fund and Equity and Income Fund only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts (“ADRs”));(3)

16.           Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(4)) does not exceed 5% of the value of the Fund’s net assets, and the Fund covers such a short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff;

(2)                                  In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(3)                                  Although securities represented by ADRs are not subject to restriction 15, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

(4)                                  A short sale “against the box” involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

17.           Purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

18.           Write any call option or put option unless the option is covered* and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets;

19.           Invest in futures or options on futures, except that it may invest in forward foreign currency contracts [Global Select Fund may invest in stock futures and index futures].

The first 10 restrictions listed above, except the bracketed portions and the footnotes related to the restrictions, are fundamental policies and may be changed only with the approval of the holders of a “majority of the outstanding voting securities” of the respective Fund, which is defined in the Investment Company Act of 1940 (the “1940 Act”) as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as “fundamental,” and a Fund’s investment objective, may be changed by the board of trustees without shareholder approval. A Fund’s investment objective will not be changed without at least 30 days’ notice to shareholders.

Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund and Global Select Fund, that such purchase will not result in the Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

HOW THE FUNDS INVEST

Bottom-Up Investment Process

All portfolio managers at Harris Associates L.P., investment adviser to The Oakmark Funds (the “Adviser”), strive to abide by a consistent philosophy and process. This process involves a collective, unified effort at identifying what the managers believe are the best values in the marketplace.

*                                         In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the Fund having a value at least equal to the value of such underlying securities are segregated on the books of the Fund’s custodian or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount are segregated on the books of the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option are segregated on the books of the Fund’s custodian on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

Each manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up investment process:

Bottom-Up Investment Process

Universe of Thousands of Equity Securities (All stocks available for investment.)
â
Criteria Screens (Managers and research team screen for stocks that they believe are worth further consideration.)
â
Quantitative and Qualitative Research (Rigorous analysis is performed to ensure that the stock meets certain “value” standards.)
â

Approved List (Approximately 120-160 securities.)

â
Invest (Managers select stocks from the approved list for their specific funds.)

Small Cap Securities

Certain of the Funds may invest in “small cap companies.” For those Funds other than International Small Cap Fund, a small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($3.66 billion as of December 29, 2006). The mean market capitalization of companies included in the S&P Small Cap 600 Index was $974 million as of December 29, 2006. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which each Fund invests may change.

For International Small Cap Fund, a small cap company is one whose market capitalization is less than $5 billion at the time of investment. Under normal market conditions, International Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies. International Small Cap Fund will notify shareholders at least 60 days prior to changing that policy.

Securities of Non-U.S. Issuers

International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers. Global Fund typically invests between 25-75% of its total assets in securities of non-U.S. issuers. Global Select Fund typically invests at least 40% of its total assets in securities of non-U.S. issuers (unless the Adviser deems market and/or company valuations less favorable to non-U.S. issuers, in which case the Fund will invest at least 30% of its total assets in securities of non-U.S. issuers). The other Funds each may invest up to 25% of their assets in securities of non-U.S. issuers.

International investing permits an investor to take advantage of the growth in markets outside the U.S. The Funds may invest in securities of non-U.S. issuers directly or in the form of ADRs, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both “sponsored” and “unsponsored” ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under “Currency Exchange Transactions.”

You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; frequently greater transaction and custody costs; risk expropriation; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

Privatizations. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund, International Small Cap Fund, Global Fund and Global Select Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund, International Small Cap Fund, Global Fund and Global Select Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Emerging Markets. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the “SEC”). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, that Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust’s board of trustees.

Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

Currency Exchange Transactions. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“forward contract”). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund’s currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund’s commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund’s custodian and marked to market daily, while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Debt Securities

Each Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor’s, a division of the McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”), commonly called “junk bonds”) and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund’s assets that may be invested in debt securities in a particular ratings category, except that each of International Fund and International Small Cap Fund will not invest more than 10% of its respective total assets in securities rated below investment grade, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See “Investing with The Oakmark Funds – Share Price” in the prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions.

A description of the characteristics of bonds in each ratings category is included in Appendix A to this statement of additional information.

When-Issued, Delayed-Delivery and Other Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

A Fund may also enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund’s rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund’s rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

Government-Sponsored Entity Securities

Each Fund may invest in government-sponsored entity securities, which are securities issued by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, among others. Although such an issuer may be chartered or sponsored by an Act of Congress, its securities are neither issued nor guaranteed by the U.S. Treasury.

Inflation-Indexed Securities

Each Fund may invest in inflation-indexed debt securities issued by governments, their agencies or instrumentalities or corporations. The principal amount of such a security is periodically adjusted according to changes in the rate of inflation as measured by the consumer price index (“CPI”). The interest rate is fixed at issuance as a percentage of the principal amount as so adjusted from time to time. If the CPI declines, the principal amount of the security will be reduced and, consequently, the amount of interest payable on the security will also be reduced. Conversely, the principal amount and the amount of interest will increase if the CPI adjustment is positive. Any increase in the principal amount of an inflation-indexed debt security is taxable currently as ordinary income, even though the investor does not receive the principal until maturity.

In the case of U.S. Treasury inflation-indexed debt securities, repayment of the principal upon maturity (as adjusted for inflation) is guaranteed. However, the current market value of this type of security is not guaranteed and will fluctuate.

Illiquid Securities

No Fund may invest in illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s assets.

If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by or under the direction of the board of trustees.

Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund’s restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under “Investment Restrictions.”) A determination of whether a Rule 144A security is liquid or not is a question of fact. In making that determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser may consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Private Placements

Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund’s net assets would be invested in illiquid securities.

Short Sales

Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund’s net assets, and the Fund covers such short sales as described in the following paragraph.

A short sale against-the-box involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into such securities with no restriction other than the payment of additional consideration.

In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, in order to cover its short positions, the Fund must deposit and continuously maintain in a separate account with the Fund’s custodian either (1) an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration or (2) cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest that the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Lending of Portfolio Securities

Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 7 under “Investment Restrictions.” Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period. In addition, the Fund may not exercise proxy voting rights for a security that is on loan.

Foreign Investment Companies

Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund may also invest in other investment companies that invest in non-U.S. securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

Options

Each Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets. In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the

Fund having a value at least equal to the value of such underlying securities are segregated on the books of the Fund’s custodian or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount are segregated on the books of the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option are segregated on the books of the Fund’s custodian on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the last reported sale price, or, if no sale price is available, at the mean between the last bid and asked prices, or if the mean is not available, at the most recent bid quotation.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Temporary Defensive Investment Strategies

Each Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. The defensive investments of International Fund, International Small Cap Fund, Global Fund and Global Select Fund may be in securities of U.S. issuers denominated in dollars. It is impossible to predict whether, when or for how long a Fund will employ a defensive strategy.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash and may invest any portion of its assets in money market instruments.

INVESTMENT ADVISER

The Adviser furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds’ business affairs pursuant to investment advisory agreements relating to the respective Funds (the “Agreements”). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds’ prospectus, profiles and reports to prospective investors.

Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund’s shares under federal and state securities laws, the fees of trustees not affiliated with the Adviser and the compensation of the Funds’ chief compliance officer.

For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund’s net assets at the end of the preceding month. Basing the fee on net assets at the end of the preceding month has the effect of (i) delaying the impact of changes in assets on the amount of the fee and (ii) in the first year of a fund’s operation, reducing the amount of the aggregate fee by providing for no fee in the first month of operation. The annual rates of fees as a percentage of each Fund’s net assets are as follows:

Fund	Fee
Oakmark	1.00% up to $2 billion; 0.90% from $2-3 billion; 0.80% from $3-5 billion; 0.75% from $5-7.5 billion; 0.70% from $7.5-10 billion; and 0.65% over $10 billion
Select	1.00% up to $1 billion; 0.95% from $1-1.5 billion; 0.90% from $1.5-2 billion; 0.85% from $2-2.5 billion; 0.80% from $2.5-5 billion; 0.75% from $5-10 billion; and 0.725% over $10 billion
Equity and Income	0.75% up to $5 billion; 0.70% from $5-7.5 billion; 0.675% from $7.5-10 billion; 0.65% from $10-12.5 billion; and 0.60% over $12.5 billion
Global	1.00% up to $2 billion; 0.95% from $2-4 billion; and 0.90% over $4 billion
Global Select	1.00% up to $2 billion; 0.95% from $2-3 billion; 0.875% from $3-7 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion; 0.95% from $2-3 billion; 0.85% from $3-5 billion; 0.825% from $5-7.5 billion; 0.815% from $7.5-11 billion; and 0.805% over $11 billion
International Small Cap	1.25% up to $500 million; 1.10% from $500 million to $1.5 billion; 1.05% from $1.5-3.5 billion; and 1.025% over $3.5 billion

The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them for the last three fiscal years, which are described in the prospectus.*

	Type of	Year Ended	Year Ended	Year Ended
Fund	Payment	September 30, 2006	September 30, 2005	September 30, 2004
Oakmark	Advisory fee	$50,810,228	$59,184,688	$50,652,178
Select	Advisory fee	51,360,669	49,906,327	48,070,958
Equity and Income	Advisory fee	73,931,558	63,670,347	46,997,810
Global	Advisory fee	21,200,163	16,115,537	12,245,761
Global Select *	Advisory fee	N/A	N/A	N/A
International	Advisory fee	61,243,264	47,254,405	36,337,644
International Small Cap	Advisory fee	13,155,012	10,432,050	7,616,526

*Global Select Fund had not commenced operations as of September 30, 2006.

The Agreement for each Fund (except for Global Select Fund) was for an initial term that expired on October 31, 2001. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days’ written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act. The Agreement for Global Select Fund is for an initial term to expire October 31, 2007, subject to renewal by the board of trustees.

The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”), whose directors are David G. Herro, Robert M. Levy, John R. Raitt, Kristi L. Rowsell, G. Neal Ryland and Peter S. Voss. Mr. Raitt is the president and chief executive officer of HAI. HAI is a wholly-owned subsidiary of IXIS Asset Management US Group, L.P. (“IXIS US”). IXIS US owns 99.67% of the limited partnership interests in the Adviser and, through its wholly-owned subsidiary, IXIS Asset Management Holdings, LLC (“IXIS Holdings”), all of the outstanding shares of HAI. IXIS US is a limited partnership that owns investment management and distribution and service entities.

IXIS US is part of IXIS Asset Management Group, an international asset management group based in Paris, France. As of January 29, 2007, IXIS Asset Management Group will be ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis (formerly Natexis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and the Banque Fédérale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires.  The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France.

The Adviser has contractually agreed to reimburse Class I Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class I Shares: 1.50% in the case of Oakmark Fund and Select Fund; 1.00% in the case of Equity and Income Fund; 1.75% in the case of Global Fund and Global Select Fund; and 2.00% in the case of International Fund and International Small Cap Fund. The Adviser has also contractually agreed to reimburse Class II Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class II Shares: Oakmark Fund and Select Fund, 1.75% (1.50% + .25%); Equity and Income Fund, 1.25% (1.00% + .25%); Global Fund and Global Select Fund, 2.00% (1.75% + .25%); and

International Fund and International Small Cap Fund, 2.25% (2.00% + .25%). Each such agreement is effective through January 31, 2008.

Expenses allocable to each class of Fund shares are calculated daily. If a Fund is entitled to any reduction in fees or expenses, reimbursement is made monthly.

Litigation Involving the Adviser

In August 2004, a complaint entitled Jones, et al. v. Harris Associates L.P. was filed in the U.S. District Court for the Western District of Missouri against the Adviser alleging, among other things, that the Adviser breached its fiduciary duty by charging excessive management fees to Oakmark Fund, Equity and Income Fund, and Global Fund in violation of Section 36(b) of the 1940 Act. The case was subsequently transferred to the U.S. District Court for the Northern District of Illinois. Plaintiffs seek unspecified damages and other relief, including a return by the Adviser of management fees paid by those Funds. The Adviser believes these allegations are without merit and intends to defend them vigorously.

PORTFOLIO MANAGERS

Portfolio Managers’ Management of Other Accounts

Many of the Fund’s portfolio managers manage other accounts in addition to managing one or more of the Funds. The following table sets forth the number and total assets of the mutual funds and other accounts managed by each portfolio manager as of September 30, 2006, unless otherwise indicated. None of these accounts has an advisory fee based on the performance of the account.

		Registered Investment Companies (other than The Oakmark Funds)		Other Pooled Investment Vehicles		Other Accounts† (Harris Associates L.P. Separately Managed Accounts)
Fund‡	Name of Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Oakmark	William Nygren	3	$2,774,398,996	0	$0	0	$0
	Kevin Grant	0	$0	0	$0	0	$0
Select	William Nygren	3	$2,774,398,996	0	$0	0	$0
	Henry Berghoef	1	$78,444,493	0	$0	0	$0
Equity and Income	Clyde McGregor	0	$0	2	$462,174,515	120	$875,063,898
	Edward Studzinski	0	$0	0	$0	0	$0
Global	Clyde McGregor	0	$0	2	$462,174,515	120	$875,063,898
	Robert Taylor	1	$1,813,600,921	2	$462,174,515	8	$1,046,506,332
International	David Herro	6	$3,628,114,466	2	$1,772,825,592	13	$3,195,828,141
International Small Cap	David Herro	6	$3,628,114,466	2	$1,772,825,592	13	$3,195,828,141
	Chad Clark	3	$1,311,072,113	2	$1,772,825,592	10	$2,419,098,010

† Personal investment accounts of portfolio managers and their families are not reflected.

‡ Global Select Fund had not commenced operations as of September 30, 2006.

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on each account’s specific investment objectives, guidelines, restrictions and circumstances. It is the Adviser’s policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis. For more information on how the Adviser aggregates orders and allocates securities among the accounts participating in those orders, see the section “Portfolio Transactions” in this Statement of Additional Information.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Portfolio Managers Compensation Structure

Each of the Funds’ portfolio managers is compensated solely by the Adviser. Compensation for each of the portfolio managers is based on the Adviser’s assessment of the individual’s long-term contribution to the investment success of the firm and is structured as follows:

(1)          Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2)          Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Adviser’s domestic and international investment groups is allocated among the senior level employees of the group and is paid annually.

(3)          Participation in a long-term compensation plan that provides current compensation to certain key employees of the Adviser and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of the Adviser’s domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Funds and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Funds or the amount of Fund assets. Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P 500 and 40% Lehman Bond Index), Morgan Stanley Capital World International (“MSCI”) Index, MSCI World ex-U.S. Index and the Adviser’s approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a Fund’s inception or since the portfolio manager has been managing the Fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Adviser in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to the Adviser, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

Portfolio Managers’ Ownership of Fund Shares

The following table sets forth the dollar range of shares of the Funds beneficially owned by each Fund’s portfolio manager as of September 30, 2006.*

Fund	Name of Portfolio Manager	Dollar Range of Fund Holdings

Oakmark	William Nygren Kevin Grant	Over $1,000,000 Over $1,000,000
Select	William Nygren Henry Berghoef	Over $1,000,000 Over $1,000,000
Equity and Income	Clyde McGregor Edward Studzinski	Over $1,000,000 Over $1,000,000
Global	Clyde McGregor Robert Taylor	Over $1,000,000 Over $1,000,000
Global Select Fund*	David Herro William Nygren	N/A N/A
International	David Herro	Over $1,000,000
International Small Cap	David Herro Chad Clark	Over $1,000,000 Over $1,000,000

* Global Select Fund had not commenced operations as of September 30, 2006.  As of December 31, 2006, each of Messrs. Herro and Nygren owned beneficially shares of Global Select Fund having a value over $1,000,000.

CODES OF ETHICS

The Trust, the Adviser and the Funds’ distributor, Harris Associates Securities L.P. (“HASLP”), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit.  The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements.  Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, they regulate such investing by those employees.

PROXY VOTING POLICIES AND PROCEDURES

The Adviser, as part of its management responsibilities, is responsible for exercising all voting rights with respect to the Funds’ portfolio securities in accordance with the Adviser’s proxy voting policies and procedures.

The Adviser exercises voting rights solely with the goal of serving the best interests of its clients (including the Funds) as shareholders of a company.  In determining how to vote on any proposal, the Adviser’s Proxy Committee considers the proposal’s expected impact on shareholder value and does not consider any benefit to the Adviser or its employees or affiliates.

The Adviser considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned.  Therefore, on most issues, the Adviser casts votes in accordance with management’s recommendations.  However, when the Adviser believes that management’s position on a particular issue is not in the best interests of the Funds and their shareholders, the Adviser will vote contrary to management’s recommendation.

Proxy Voting Guidelines

The Adviser’s Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors.  The Proxy Committee normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a Fund and its shareholders to vote contrary to the guidelines.

The voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

•                  With respect to a company’s board of directors, the Adviser believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it will normally vote in favor of proposals that ensure such independence.

•                  With respect to auditors, the Adviser believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

•                  With respect to equity based compensation plans, the Adviser believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors.  However, the Adviser will normally vote against plans that substantially dilute its clients’ ownership interest in the company or provide participants with excessive awards.  The Adviser will also normally vote in favor of proposals to require the expensing of options.

•                  With respect to shareholder rights, the Adviser believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable.  Therefore, the Adviser will normally vote against proposals for supermajority voting rights, against the issuance of poison pill preferred shares, and against proposals for different classes of stock with different voting rights.

•                  With respect to “social responsibility” issues, the Adviser believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management.  The Adviser is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

The Proxy Committee may determine not to vote a Fund’s proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting.  For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and the Adviser may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

Conflicts of Interest

The Proxy Committee, in consultation with the Adviser’s legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting.  A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with the Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director), or when one of the Adviser’s employees has a personal interest in a proxy matter.  When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the Funds and their shareholders, the Adviser will vote in accordance with either its written guidelines or the recommendation of an independent voting service.  If the Adviser believes that voting in accordance with the guidelines or the recommendation of the voting service would not be in the collective best interests of the Funds and their shareholders, the Executive Committee of the Trust’s Board of Trustees will determine how shares should be voted.

How to Obtain the Oakmark Funds’ Proxy Voting Record

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds’ portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds’ website at oakmark.com and on the SEC’s website at sec.gov.

TRUSTEES AND OFFICERS

The board of trustees has overall responsibility for the Funds’ operations.  Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.  The retirement age for trustees is 72.  Information regarding the trustees and officers of the Trust including their principal business activities during the past five years is set forth below:

Trustees Who Are Not Interested Persons of the Trust

Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee

Michael J. Friduss, 64	Trustee	1995	Principal, MJ Friduss & Associates, Inc. (telecommunications consultants)	7	None

Thomas H. Hayden, 55	Trustee	1995	Principal, TerraNova Market Strategies, LLC (market research and strategic consulting practice) since July 2006; President, Greenhouse Communications (advertising agency) from 2004 to 2006; Executive Vice President, Campbell Mithun, (advertising and marketing communication agency), prior thereto	7	None

Christine M. Maki, 46	Trustee	1995	Vice President–Tax, Hyatt Corporation (hotel management)	7	None

Allan J. Reich, 58	Trustee	1993	Partner, Seyfarth Shaw LLP (law firm) since 2003; Vice Chairman of D’Ancona & Pflaum LLC (law firm), prior thereto	7	None

Steven S. Rogers, 49	Trustee	2006	Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation	7

Director, SC Johnson Wax (manufacturer of household cleaning, personal care and insecticide products), SuperValu, Inc. (supermarket retailer and food distributor), AMCORE Financial, Inc. (bank holding company), and W.S. Darley & Co. (fire fighting and emergency equipment manufacturers)

Marvin R. Rotter, 60	Trustee	1995	Retired since 2004; Senior Advisor to Chief Executive Officer, AXA Advisors, LLC (formerly named Rotter & Associates) prior thereto	7	None

Burton W. Ruder, 63	Trustee	1995	President, The Academy Financial Group (venture capital investment and transactional financing firm); Manager, Cedar Green Associates (real estate management firm)	7	None

Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee

Gary N. Wilner, M.D., 66	Trustee and Chairman of the Board of Trustees	1993	Retired, since 2004; Senior Attending Physician, Evanston Hospital; Medical Director – Cardiopulmonary Wellness Program, Evanston Hospital Corporation, prior thereto	7	Chairman of the Board of Directors, North American Scientific, Inc. (developer of radioisotopic products for the treatment and diagnosis of disease)

Trustees Who Are Interested Persons of the Trust

Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee

Peter S. Voss*, 60	Trustee	1995	Chairman and Chief Executive Officer, IXIS Asset Management Group; Chairman, President and Chief Executive Officer, IXIS Asset Management US Corporation, formerly named IXIS Asset Management. North America, L.P. (investment management); Chairman of IXIS Asset Management US, LLC; Member of the Supervisory Board, IXIS Asset Management; Director, Harris Associates, Inc. (“HAI”)	7	None

John R. Raitt*, 52	Trustee and President	2003	President and Chief Executive Officer, HAI, Harris Associates L.P. (“HALP”) and Harris Associates Securities L.P. (“HASLP”) since 2003; Chief Operating Officer, HALP, prior thereto	7	None

Other Officers of the Trust

Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#

Robert M. Levy, 56	Executive Vice President	2004	Chairman, HAI; Chief Investment Officer of Domestic Equity, HALP; President and Chief Executive Officer, HAI, HALP and HASLP, 1997 – 2002; Portfolio Manager, HALP

Henry R. Berghoef, 57	Vice President and Portfolio Manager (The Oakmark Select Fund)	2000	Director of Domestic Research, HALP, since 2003; Associate Director of Research, 2001 – 2002; Portfolio Manager and Analyst, HALP

Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#

Chad M. Clark, 34	Vice President and Portfolio Manager (The Oakmark International Small Cap Fund)	2005	Portfolio Manager, HALP; International Analyst, HALP

Richard J. Gorman, 41	Chief Compliance Officer, Vice President and Assistant Secretary	2006	Chief Compliance Officer of the Trust, since 2006; Senior Special Counsel, Investment Management Regulation, United States Securities and Exchange Commission, prior thereto

Kevin G. Grant, 42	Vice President and Portfolio Manager (The Oakmark Fund)	2000	Portfolio Manager and Analyst, HALP

David G. Herro, 46	Vice President and Portfolio Manager (The Oakmark Global Select Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund)	1992	Chief Investment Officer, HALP, since 2003; Portfolio Manager and Analyst, HALP

John J. Kane, 35	Treasurer	2005	Manager – Mutual Fund and Institutional Services, HALP; Assistant Treasurer to the Trust from 1999 to 2005

Clyde S. McGregor, 54	Vice President and Portfolio Manager (The Oakmark Equity and Income Fund and The Oakmark Global Fund)	1995	Portfolio Manager, HALP

William C. Nygren, 48	Vice President and Portfolio Manager (The Oakmark Fund, The Oakmark Select Fund and The Oakmark Global Select Fund)	1996	Portfolio Manager and Analyst, HALP

Vineeta D. Raketich, 35	Vice President	2003	Manager, International Operations and Client Relations, HALP, since 2003; Supervisor, Mutual Fund and Institutional Services, HALP, prior thereto

Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#

Janet L. Reali, 55	Vice President and Secretary	2001	Vice President, General Counsel and Secretary, HAI, HALP and HASLP, since 2001

Kristi L. Rowsell, 40	Vice President, and Principal Financial Officer	2005	Director, Chief Financial Officer and Treasurer, HAI; Chief Financial Officer, HALP and HASLP, prior thereto

Edward A. Studzinski, 57	Vice President and Portfolio Manager (The Oakmark Equity and Income Fund)	2000	Portfolio Manager and Analyst, HALP

Robert A. Taylor, 34	Vice President and Portfolio Manager (The Oakmark Global Fund)	2005	Director of International Research, since 2004; Portfolio Manager and Analyst, HALP

Christopher P. Wright, 32	Vice President	2005	Director of Mutual Fund Operations, HALP, since 2004; Assistant Director of Mutual Fund Operations, HALP, prior thereto

†	Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

#	As used in this table, “HALP,” “HAI” and “HASLP” refer to the Adviser, the general partner of the Adviser, and the Fund’s distributor, respectively.

*

Mr. Voss and Mr. Raitt are trustees who are “interested persons” of the Trust as defined in the 1940 Act because Mr. Voss is an officer of the Adviser’s parent company, Mr. Raitt is an officer of the Adviser, and both Mr. Raitt and Mr. Voss are on the board of HAI.

The Adviser, on customary terms, manages investment accounts controlled by Mr. Reich.

The committees of the board of trustees include an executive committee, audit committee, governance committee and management contracts committee.  The following table identifies the members of those committees as of September 30, 2006, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2006.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2006	Principal Functions of Committee

Executive Committee	Gary N. Wilner, M.D.** Burton W. Ruder Peter S. Voss	3***	The executive committee generally has the authority to exercise the powers of the board during intervals between meetings.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2006	Principal Functions of Committee

Audit Committee	Allan J. Reich** Michael J. Friduss Thomas H. Hayden Christine M. Maki Steven S. Rogers* Gary N. Wilner, M.D.	4

The principal responsibilities of the audit committee include the following:

•  to oversee the accounting and financial reporting policies and practices of the Trust, its internal controls and, as appropriate, the internal controls of certain service providers;

•  to oversee the quality and objectivity of the financial statements of the Funds and the independent audits thereof;

•  to approve the selection of the independent registered public accounting firm of the Funds;

•  to act as liaison between the independent auditors of the Funds and the full board of trustees; and

•  to oversee the portfolio transaction policies and practices of the Funds.

Governance Committee	Michael J. Friduss** Allan J. Reich Marvin R. Rotter Burton W. Ruder Gary N. Wilner, M.D.	6

The governance committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested trustees and compensation of non-interested trustees, and oversees the process for evaluating the functioning of the board.

Management Contracts Committee	Thomas H. Hayden** Christine M. Maki Steven S. Rogers* Marvin R. Rotter Burton W. Ruder Gary N. Wilner, M.D.	7

The committee on management contracts is responsible for reviewing in the first instance, and making recommendations to the board regarding, investment advisory agreements and any other agreements relating to the management or administration of any Fund.

Pricing Committee	John R. Raitt Janet L. Reali Kristi L. Rowsell Vineeta D. Raketich John J. Kane	11	The committee is authorized, on behalf of the board, to determine, in accordance with the valuation procedures established by the board, fair valuations of portfolio securities.

*             Mr. Rogers was elected as a trustee on April 26, 2006 and was appointed to the audit and management contracts committees.

**        Chair of the committee.

***   The executive committee took action by unanimous written consent one time during the fiscal year ended September 30, 2006.

The following table shows the compensation paid by the Trust for the fiscal year ended September 30, 2006 to each trustee who was not an “interested person” of the Trust:

Name of Trustee	Aggregate Compensation from the Trust*	Average Compensation per Fund
Michael J. Friduss	$127,250	$21,208

Thomas H. Hayden	$130,750	$21,792

Christine M. Maki	$126,000	$21,000

Allan J. Reich	$135,500	$22,583

Steven S. Rogers**	$39,379	$6,563

Marvin R. Rotter	$121,500	$20,250

Burton W. Ruder	$135,000	$22,500

Gary N. Wilner, M.D.	$204,000	$34,000

*    Each Fund is a series of the Trust and the Trust constitutes the entire fund complex.  Aggregate compensation includes compensation that was deferred pursuant to the deferred compensation plan as described below.  As of September 30, 2006, the total amounts accrued under the plan were $718,500 for Mr. Friduss, $699,906 for Mr. Hayden, $714,917 for Ms. Maki, $917,749 for Mr. Rotter, $426,560 for Mr. Ruder and $805,605 for Dr. Wilner.

**  Mr. Rogers was elected as a trustee on April 26, 2006.

The Trust has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years.  The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee.  The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds or the Institutional Liquid Assets (“ILA”) Administration Units (“Oakmark Units”) of the Federal Portfolio of Goldman Sachs Trust, as designated by the trustee. At the time for commencing distributions from a trustee’s deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund’s obligation to make distributions under the Plan is a general obligation of that Fund.  No Fund will be liable for any other Fund’s obligations to make distributions under the Plan.

Trustees who are “interested persons” of the Trust, as well as the officers of the Trust, are compensated by the Adviser and not by the Trust.  The Trust does not provide any pension or retirement benefits to its trustees.

The following table shows the value of shares of each Fund “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”)) by each trustee (within dollar ranges) as of December 31, 2006.

Trustee	Oakmark Fund	Select Fund	Equity and Income Fund	Global Fund	Global Select Fund	International Fund	International Small Cap Fund

Michael J. Friduss	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Thomas H. Hayden	$10,001 – 50,000	$50,001 – 100,000	$50,001 – 100,000	$50,001 – 100,000	$50,001 – 100,000	None	None

Christine M. Maki	Over $100,000	Over $100,000	$10,001 – 50,000	Over $100,000	None	Over $100,000	$50,001 – 100,000

John R. Raitt	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Allan J. Reich	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$1 – 10,000	$50,001 – 100,000	$10,001 – 50,000

Steven S. Rogers	None	$1 – 10,000	$10,001 – 50,000	$10,001 – 50,000	None	None	$1 – 10,000

Marvin R. Rotter	None	None	None	None	Over $100,000	Over $100,000	None

Burton W. Ruder	None	$10,001 – 50,000	$10,001 – 50,000	Over $100,000	None	Over $100,000	Over $100,000

Peter S. Voss	Over $100,000	Over $100,000	$50,001 – 100,000	None	None	Over $100,000	Over $100,000

Gary N. Wilner, M.D.	$50,001 – 100,000	Over $100,000	$1 – 10,000	Over $100,000	$50,001 – 100,000	Over $100,000	$50,001 – 100,000

At December 31, 2006, the trustees and officers as a group owned beneficially less than 1% of the outstanding Class II shares of each Fund and less than 1% of the outstanding Class I shares of each Fund other than: Select Fund, as to which the trustees and officers owned 1.37% and Global Select Fund, as to which they owned  9.90%.

PRINCIPAL SHAREHOLDERS

The only persons known by the Trust to own of record or “beneficially” (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of December 31, 2006 were:

Name and Address	Fund and Class	Percentage of Outstanding Shares Held

Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151	Oakmark Fund – Class I Select Fund – Class I Equity and Income Fund – Class I Global Fund – Class I Global Select Fund – Class I International Fund – Class I International Small Cap Fund – Class I	25.78% 25.40 29.57 35.18 25.08 30.03 45.02

Great West Life Annuity Insurance Co. (1) 8515 East Orchard Road Greenwood Village, CO 80111-5002	International Fund – Class II	47.46%

Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104-2999	Equity and Income Fund – Class II	12.49%

Merrill Lynch Pierce Fenner & Smith Inc. (1) 4800 Deer Lake Drive E., 3rd Floor Jacksonville, FL 32246-6484	Oakmark Fund – Class II Select Fund – Class II Equity and Income Fund – Class II International Fund – Class I International Fund – Class II International Small Cap Fund – Class II	12.24% 52.09 19.15 5.60 28.97 48.93

Metropolitan Life Company 8515 East Orchard Road Greenwood Village, CO 80111-5002	Oakmark Fund – Class II	14.03%

National Financial Services Corp. (1) 200 Liberty Street New York, NY 10281-1003

Oakmark Fund – Class I

Select Fund – Class I

Equity and Income Fund – Class I

Global Fund – Class I

Global Select Fund – Class I

International Fund – Class I

International Small Cap Fund – Class I

International Small Cap Fund – Class II

		26.45% 30.85 26.06 23.60 26.98 10.02 19.50 38.77

Nationwide Trust Company, FSB P.O. Box 182029 Columbus, OH 43218-2029	Oakmark Fund – Class II Equity and Income Fund – Class II Global Fund – Class II International Fund – Class II	23.68% 20.50 91.93 8.86

Prudential Investment Management Service (1) 194 Wood Ave. S., Ste. 201 Iselin, NJ 08830-2710	International Fund – Class I	8.35%

Name and Address	Fund and Class	Percentage of Outstanding Shares Held

Prudential Retirement Insurance and Annuity Company TTEE (1) 801 Pennsylvania Avenue Kansas City, MO 64105-1307	Select Fund – Class II Equity and Income Fund – Class II	13.83% 5.56

Reliance Trust Company (1) FBO MetLife NAV Plans 8515 East Orchard Road Greenwood Village, CO 80111-5002	Oakmark Fund – Class II Select Fund – Class II Equity and Income Fund – Class II	35.86% 17.44 8.18

Trustlynx & Co. P.O. Box 173736 Denver, CO 80217-3736	International Small Cap Fund – Class II	12.30%

Union Bank Trust Nominee (1) FBO SelectBenefit Ominbus P.O. Box 85484 San Diego, CA 92186-5484	Oakmark Fund – Class II Equity and Income Fund – Class II	5.04% 5.63

Wachovia Bank (1) 1525 West Wt Harris Boulevard, Charlotte, NC 28288-0001	Equity and Income Fund – Class II	8.49%

(1)   Shares are held for accounts of customers.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions are discussed in the Funds’ prospectus under the headings “Investing with The Oakmark Funds,” “How to Buy Class I Shares,” “How to Sell Class I Shares” and “Shareholder Services.”

Net Asset Value

The Funds’ net asset values are determined only on days on which the New York Stock Exchange (the “NYSE”) is open for trading.  The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.  If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The net asset value per Class I Share or per Class II Share of each Fund is determined by the Trust’s custodian.  The net asset value of Class I Shares of a Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding.  Similarly, the net asset value of Class II Shares of a Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding.  Domestic securities traded on securities exchanges are generally valued at the last sale price on the exchange where the security is principally traded, or lacking a reported sale at the time of valuation, at the most recent bid quotation.  Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price (“NOCP”), or lacking a NOCP at the time of valuation, at the most recent bid quotation.  Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.  The values of securities of non-U.S. issuers that are traded on an exchange are generally based upon market quotations that, depending upon local convention or regulation, may be last sale price, last bid or asked price, the mean between last bid and asked prices, an official closing price, or may be valued based on a pricing composite.  The market value of exchange-traded securities is determined by using prices provided by one or more professional pricing services, or, as needed, by obtaining market quotations from independent broker-dealers.  Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation.  Debt obligations and money market instruments with a maturity of 61 days or less from the date of purchase are valued on an amortized cost basis.  Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by or under the direction of the board of trustees.  All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer.  If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by or under the direction of the board of trustees.

Trading in the portfolio securities of International Fund, International Small Cap Fund, Global Fund and Global Select Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on days (such as Saturday) when the NYSE is not open and the Funds do not calculate their net asset value.  In addition, trading in the Funds’ portfolio securities may not occur on days when the NYSE is closed.  Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Funds’ portfolio securities and the value of the Funds’ portfolios may be significantly affected on days when shares of the Funds may not be purchased or redeemed.  Even on days on which both non-U.S. markets and the NYSE are open, several hours may have passed between the time when trading in a non-U.S. market closes and the NYSE closes and the Funds calculate their net asset values.

Computation of net asset value (and the sale and redemption of a Fund’s shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable.  A Fund may value a security at a fair value if it appears that the valuation of the security has been materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the net asset value is calculated.  The Trust has retained a third party service provider to assist in determining estimates of fair values for foreign securities.  That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.  When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the net asset value of the applicable Fund.

The Trust has adopted a policy regarding the correction of any error in the computation of NAV in accordance with guidance provided by the SEC.  When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated.  If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken.  If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken

< ½ of 1% of the originally computed NAV

If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds, the Fund may have incurred a fund loss. The Fund determines whether it has incurred a net fund loss or a net fund benefit during the error period.

If the Fund has incurred a net loss, the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a net benefit from the error, no action is taken. A net benefit cannot be carried forward to offset a future fund loss.

= or > ½ of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Shares Purchased through Intermediaries

Class I Shares of any of the Funds may be purchased through certain financial service companies, such as broker-dealers, banks, retirement plan service providers and retirement plan sponsors, who are agents of the Funds for the limited purpose of receiving and transmitting instructions for the purchase or sale of fund shares (“Intermediaries”).  Class II Shares of each Fund are offered only for purchase through certain retirement plans, such as 401(k), and profit sharing plans.  To purchase Class II Shares, you must do so through an Intermediary.

An Intermediary accepts purchase and sale orders as an authorized agent of the Funds pursuant to a written agreement.  Any purchase or sale is made at the net asset value next determined after receipt and acceptance of the order by the Intermediary.  Federal securities laws require Intermediaries to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the net asset value next determined after that business day.  The Funds have no ability to verify compliance by the Intermediaries with that requirement.

Certain Intermediaries perform recordkeeping, administrative and/or shareholder servicing services for their customers that may otherwise be performed by the Funds’ transfer agent.  In some circumstances, the Funds and the Adviser will pay such Intermediaries for providing these services.  Generally, the amount paid by a Fund and the Adviser is limited to approximately 0.40% of the average annual value of Class I Shares serviced by the Intermediary and 0.65% of the average annual value of Class II Shares serviced by the Intermediary.  The amount paid by a Fund to an Intermediary for such sub-transfer agency and shareholder servicing services will not exceed the estimated fees that the Fund would have paid to its own transfer agent if those shares were registered directly in the shareholders’ names on the transfer agent’s books.  In addition, the Adviser and/or the Funds’ distributor may make payments for various additional services or other expenses for the services listed above or for distribution-related services out of their profits or other available sources.

Although Fund share transactions may generally be done directly with the Funds at no charge, certain Intermediaries may charge a transaction-based or other fee for their services.  Those charges are retained by such Intermediaries and are not shared with the Funds, the Adviser or the Funds’ distributor. The Trust reserves the right to waive minimum investment requirements for purchases made through Intermediaries.

Redemption in Kind

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder.  Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities.  Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

Small Account Fee and Redemption Policy

Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to assess an annual fee of $25 on any account or to redeem all the shares in any account, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions.  Prior to redeeming all of the shares in such account, a Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.  The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

90-Day Redemption Fee

Each Fund imposes a short-term trading fee on redemptions of Fund shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading:  portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions.  The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance of the account.  The “first-in, first-out” (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.  The redemption fee does not apply to certain types of accounts or types of transactions, as discussed in the Funds’ prospectus under “90-Day Redemption Fee on Fund Shares.”

Money Market Exchange Fund

The Adviser acts as a Service Organization for the Oakmark Units of the Federal Portfolio of Goldman Sachs Trust, which Oakmark Units may be purchased directly or by exchanging shares of a Fund.  For acting as such, the Adviser receives a fee at the annual rate of 0.25% of the average daily net assets of the Oakmark Units, of which 0.15% is paid by the Federal Portfolio and 0.10% is paid by Goldman Sachs Asset Management, L.P.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations.  Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

ADDITIONAL TAX INFORMATION

General

Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  At the time of your purchase, a Fund’s net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund.  A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%.  The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements.  The amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund.  To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders.  Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

You will be advised annually as to the source of distributions for tax purposes.  If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

A Fund may be required to withhold federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions.  Backup withholding may be required if:

•                  You fail to furnish your properly certified social security or other tax identification number;

•                  You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•                  You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•                  The IRS informs the Fund that your tax identification number is incorrect.

As modified by the Act, the backup withholding percentage is 28% for amounts paid through 2010, when the percentage will increase to 31% unless amended by Congress.

Those certifications are contained in the application that you complete when you open your Fund account.  Each Fund must promptly pay the IRS all amounts withheld.  Therefore, it usually is not possible for the Funds to reimburse you for amounts withheld.  You may, however, claim the amount withheld as a credit on your federal income tax return.

International Fund and International Small Cap Fund

Dividends and distributions paid by International Fund and International Small Cap Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds’ income consists of dividends paid by United States corporations.  Capital gain distributions paid by the Funds are never eligible for this deduction.

Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income.  If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source.  Under the Code, if more than 50% of the value of the Fund’s total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both).  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

International Fund, International Small Cap Fund, Global Fund and Global Select Fund intend to meet the requirements of the Code to “pass through” to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so.  Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund’s gross income from foreign sources.  Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such “pass through” of foreign tax credits.

The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders.  You are encouraged to consult your own tax advisor.  The foregoing information applies to U.S. shareholders.  U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

DISTRIBUTOR

Shares of the Funds are offered for sale by HASLP without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders.  HASLP is an affiliate of the Adviser.  All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP.  The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws.  The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP.  HASLP offers the Funds’ shares only on a best efforts basis.  HASLP is located at Two North LaSalle Street, Chicago, Illinois 60602-3790.

PORTFOLIO HOLDINGS DISCLOSURE

The Adviser maintains portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund.  These portfolio holdings disclosure policies have been approved by the board of trustees.  The board of trustees periodically reviews these policies and procedures to ensure they adequately protect shareholders.  It is the policy of the Funds and their service providers to protect the confidentiality of portfolio holdings and to prevent the selective disclosure of non-public information about each Funds’ portfolio holdings.

Rating and ranking organizations such as Lipper, Inc. and Morningstar, Inc. or consultants and/or other financial industry institutions may request a complete list of portfolio holdings in order to rank or rate a Fund or to assess the risks of the Fund’s portfolio and to produce related performance attribution statistics.  Similarly, an Intermediary may be provided with portfolio holdings in order to allow the Intermediary to prepare Fund information for shareholders on a timely basis.  The disclosure of portfolio holdings to such third parties will be subject to a requirement that those third parties maintain the confidentiality of such information and that the information be used only for a stated legitimate business purpose other than for trading.  The Funds’ Chief Compliance Officer, Chief Executive Officer and Treasurer are authorized to disclose each Fund’s portfolio securities in accordance with the procedures.  Neither the Trust nor the Adviser may receive compensation or other consideration in connection with the disclosure of portfolio holdings.

Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly reports on Form N-Q in the first and third quarters.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov.

Additionally, each Fund posts on its website at www.oakmark.com a complete list of its portfolio holdings usually within 10 business days of fiscal quarter-end.

PORTFOLIO TRANSACTIONS

The Adviser is responsible, subject to the supervision of the board of trustees, for selecting brokers and dealers (“brokers”) for the execution of each Fund’s portfolio transactions.  The Adviser seeks to place purchase and sale orders in a manner that is fair and reasonable to each Fund. The primary consideration in placing all portfolio transactions is the Adviser’s ability to obtain “best execution” of such orders.  Best execution means prompt and reliable execution at the most favorable price, taking into account a number of relevant factors including, among other things, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum market impact, the reliability, integrity and financial condition of the broker, and the ability of the broker to commit resources to the execution of the trade.  Such factors are weighed by the Adviser in determining the overall reasonableness of the brokerage commission. In selecting brokers for portfolio transactions, the Adviser takes into account its past experiences in determining those brokers who are likely to help achieve best execution.

There are many instances when, in the Adviser’s judgment, more than one broker can offer comparable execution services.  In selecting among such brokers, consideration may be given to those brokers that supply research and other services or products in addition to execution services.  These services and products are primarily proprietary research provided by the executing broker relating to companies, industries, investment strategy and economic, financial and political conditions useful to the Adviser in advising the Funds and other accounts.  The Adviser is authorized to allocate brokerage to brokers who have provided brokerage and research services or products, as such services and products are defined in Section 28(e) of the 1934 Act, for a Fund and/or other accounts for which the Adviser exercises investment discretion (sometimes referred to as “soft dollar” arrangements).  Such arrangements may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines that an arrangement qualifies for the safe harbor provided by Section 28(e) of the 1934 Act.

The Adviser is the principal source of information and advice to the Funds, and the research and other services provided by brokers to the Adviser are considered to be in addition to the information and advice provided by the Adviser to the Funds.  The board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds.  In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the research and other services obtained from brokers through whom a Fund effects securities transactions, and that not all such research and services may be used by the Adviser for the Funds.

Prior to its ceasing portfolio trading operations in June 2005, HASLP was permitted to act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust.  The board of trustees, including a majority of the trustees who are not “interested” trustees, had determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP was likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charged the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions.  The board of trustees had adopted procedures that were reasonably designed to provide that any commission, fee or other remuneration paid to HASLP was consistent with the foregoing standard.  The Funds did not effect principal transactions with HASLP.  In executing transactions through HASLP, the Funds were subject to, and complied with, section 17(e) of the 1940 Act and rules thereunder.

The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis.  The general level of brokerage charges and other aspects of the Funds’ portfolio transactions are reviewed periodically by the board of trustees.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust.

There were substantial decreases in the aggregate commissions paid by Oakmark Fund and Global Fund during the 2005 fiscal year resulting primarily from a general decline in commission rates.  There was a substantial increase in the aggregate commissions paid by International Small Cap Fund during the 2005 fiscal year, resulting primarily from an increase in the portfolio turnover rate. There were substantial decreases in the aggregate commissions paid by Select Fund and Equity and Income Fund during the 2006 fiscal year resulting primarily from a general decline in commission rates and increased use of direct market access brokers, algorithmic trading and other alternative trading venues.  There were substantial increases in the aggregate commissions paid by Global Fund and International Fund during the 2006 fiscal year resulting primarily from an increase in the Funds’ portfolio turnover rates and an increase in the Funds’ net assets.

The total commissions paid to the affiliated broker for all of the Funds decreased to zero in fiscal year 2006 compared to 2005 and 2004.  Those commissions decreased to zero because the affiliated broker ceased trading operations in June 2005.

	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004

Oakmark Fund
Aggregate commissions	$2,153,638	$2,549,820	$5,076,567
Commissions paid to affiliate	$0	144,892	188,945
Percentage of aggregate commissions paid to affiliate**	0%	5.68%	3.72%

Select Fund
Aggregate commissions	$2,524,885	3,713,661	3,554,160
Commissions paid to affiliate	$0	59,518	37,119
Percentage of aggregate commissions paid to affiliate**	0%	1.60%	1.04%

Equity and Income Fund
Aggregate commissions	$3,298,181	4,903,984	5,456,305
Commissions paid to affiliate	$0	41,253	251,104
Percentage of aggregate commissions paid to affiliate**	0%	0.84%	4.6%

	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004

Global Fund
Aggregate commissions	$2,557,474	1,102,771	1,844,307
Commissions paid to affiliate	$0	1,251	45,850
Percentage of aggregate commissions paid to affiliate**	0%	0.11%	2.49%

Global Select Fund*
Aggregate commissions	N/A	N/A	N/A
Commissions paid to affiliate	N/A	N/A	N/A
Percentage of aggregate commissions paid to affiliate**	N/A	N/A	N/A

International Fund
Aggregate commissions	$8,847,660	4,543,752	5,431,968
Commissions paid to affiliate	$0	—	—
Percentage of aggregate commissions paid to affiliate**	0%	—	—

International Small Cap Fund
Aggregate commissions	$1,725,418	1,861,293	1,086,752
Commissions paid to affiliate	$0	—	—
Percentage of aggregate commissions paid to affiliate*	0%	—	—

*           Global Select Fund had not commenced operations as of September 30, 2006.

**    The percent of the dollar amount of each Fund’s aggregate transactions involving the payment of brokerage commissions that were executed through the affiliate for each of the periods is shown below:

Fund	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Oakmark	0%	4.85%	4.13%
Select	0%	1.24%	1.40%
Equity and Income	0%	0.18%	1.95%
Global	0%	0.27%	2.78%
International	0%	—	—
International Small Cap	0%	—	—

During the year ended September 30, 2006, each Fund paid brokers that provided research products or services to the Adviser the commissions indicated on portfolio transactions:  Oakmark Fund, $184,419; Select Fund, $290,780; Equity and Income Fund, $297,989; International Fund, $946,505; International Small Cap Fund, $276,133; Global Fund, $432,050; and the aggregate dollar amount involved in those transactions for those respective Funds were: $211,175,998, $358,775,885, $361,210,479, $568,635,430, $120,373,506, $265,705,862.  Global Select Fund had not commenced operations as of September 30, 2006.

Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

When the Adviser believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the Adviser may aggregate its clients’ orders (“Aggregated Orders”), including orders on behalf of the Funds, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions.  Each account that participates in an Aggregated Order will participate at the average share price.

The trade allocation process takes place on as timely a basis as possible, i.e. as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market’s close when the average price can be calculated.  The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.

In the case of an Aggregated Order that has not been completely filled, the Adviser’s traders determine an average execution price and then allocate securities among the accounts participating in the order.  Institutional accounts, including the Funds, are generally allocated in proportion to the size of the order placed for each account (i.e. pro rata).

Although the Adviser believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.

The Funds do not purchase securities with a view to rapid turnover.  However, there are no limitations on the length of time that portfolio securities must be held.  Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment.  A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund.  High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.  The total portfolio turnover rate of Equity and Income Fund was significantly lower in fiscal year 2006 compared to 2005, although the portfolio turnover rate of the equity portion of the portfolio remained relatively stable during those periods.  The decrease in total portfolio turnover resulted primarily from a decrease in turnover in the fixed income portion of the portfolio.  In fiscal year 2005, the portfolio turnover in the fixed income portion of the portfolio was driven primarily by a combination of tax trading as well as portfolio repositioning to lessen the impact of a rising interest rate environment.  In fiscal year 2006, there were fewer opportunities for tax trading and less need for portfolio repositioning in light of the existing interest rate environment.  The portfolio turnover rates of Global Fund and International Fund were significantly higher in fiscal year 2006 compared to 2005.  As global markets generally rose during fiscal year 2006, those Funds sold many securities as they reached their sell targets and purchased other securities believed to be undervalued.  The portfolio turnover rates for the Funds are set forth in the Prospectus under “Financial Highlights.”

The Funds acquired securities of certain regular brokers or dealers, as defined in Rule 10b-1 of the 1940 Act, during their most recent fiscal year.  As of September 30, 2006, the Funds held securities of the following regular brokers or dealers having the following aggregate values: Oakmark Fund held $119,208,000 of Citigroup, Inc. and $126,792,000 of JPMorgan Chase & Co.; Select Fund held $258,280,000 of JPMorgan Chase & Co.; Global Fund held $71,074,205 of Credit Suisse Group; and International Fund held $196,183,090 of Credit Suisse Group and $212,995,610 of UBS AG.

DECLARATION OF TRUST

The Trust was organized as a Massachusetts business trust on February 1, 1991.  The Declaration of Trust disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust.  The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust.  Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.  The Trust and the Adviser believe that the risk to any one series of sustaining a loss on account of liabilities incurred by another series is remote.

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts  02117-9130, is the custodian for the Trust and, as such, performs certain services for the Funds as directed by authorized persons of the Trust.  For example, as custodian, IBT is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and making all payments covering expenses of the Funds.  IBT also performs certain portfolio accounting and administrative services for the Funds, such as monitoring each Fund’s compliance with its investment guidelines, testing each Fund’s compliance with Subchapter M of the Code, calculating each Fund’s periodic dividend rates and total returns, preparing certain tax forms, preparing financial information for presentation to the Adviser, the Trust’s board of trustees and each Fund’s shareholders and for filing with the SEC, and calculating each Fund’s excise tax distributions.  Each Fund pays the custodian a monthly fee for the provision of such services.  The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund.  The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law.  The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Boston Financial Data Services (“BFDS”), Two Heritage Drive, Quincy, Massachusetts, 02171, performs transfer agency services for the Funds.  BFDS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholders reports, prepares and mails distribution payments, maintains records of Fund transactions and provides blue sky reporting services.  The Trust pays BFDS for its services based on the number of open shareholder accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606-4302, audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

APPENDIX A — BOND RATINGS

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer.  Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating should be evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”).

Ratings by Moody’s:

Aaa.  Bonds rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge”.  Interest payments are protected by a large or an exceptionally stable margin and principal is secure.  Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa.  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A.  Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.  Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B.  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca.  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C.  Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-1

Ratings By S&P:

AAA.  Debt rated AAA has the highest rating.  Capacity to pay interest and repay principal is extremely strong.

AA.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A.  Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-B-CCC-CC.  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C.  This rating is reserved for income bonds on which no interest is being paid.

D.  Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

NOTE:  The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

APPENDIX B — FINANCIAL STATEMENTS

The audited financial statements for each of the Funds for the fiscal year ended September 30, 2006, the notes thereto and report of the independent registered public accounting firm thereon are incorporated herein by reference from the Trust’s annual report.

B-1